UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2012

Preventia Inc.

(Exact name of registrant as specified in its charter)
Commission File Number 000-54466

Nevada

   27-2438013

(State or other jurisdiction of

 (IRS Employer

Incorporation or organization)

Identification No.)

36 Toronto St., Suite 1150

Toronto, ON

M5C 2C5

(Address of principal executive offices)

 (Zip Code)

(Registrant’s telephone number, including area code):  (416)844-3723

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws Change in Fiscal Year

On May 29, 2012, the registrant filed a Certificate of Amendment with the State of Nevada that increased its authorized common shares to 1,000,000,000 common shares and changed the par value of its common stock to $0.001 per common share.

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

Certificate of Amendment dated May 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVENTIA, INC.

October 29, 2012	By:	/s/ Robert J. Stevens
Robert J. Stevens, President, Chief Executive Officer, Chief Financial Officer and Secretary

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